UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

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Exchange Act of 1934

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Gladstone Commercial Corporation

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Your **Vote** Counts!

GLADSTONE COMMERCIAL CORPORATION

2023 Annual Meeting

Vote by May 03, 2023
11:59 PM ET

GLADSTONE COMMERCIAL CORPORATION
1521 WESTBRANCH DRIVE, SUITE 100
MCLEAN, VA 22102



You invested in GLADSTONE COMMERCIAL CORPORATION and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on May 04, 2023.**

Get informed before you vote

View the Notice & Proxy Statement, Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 20, 2023. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

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Vote Virtually at the Meeting*

May 04, 2023
11:00 AM EDT

Virtually at:
www.virtualshareholdermeeting.com/GOOD2023

*Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Board Voting Items Recommends 1. Election of Directors Nominees: 0 For 01) Michela English 02) Anthony Parker 2. To ratify our Audit Committee’s selection of PricewaterhouseCoopers LLP as our independent registered public 0 For accounting firm for our fiscal year ending December 31, 2023. NOTE: To transact such other business as may properly come before the meeting or any adjournment or postponement thereof. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up forE-delivery”.